SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2001

Date of Earliest Event Reported: July 26, 2001

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
230 Half Mile Road
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code:           (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release issued July 26, 2001
99.2	Information relevant to forward-looking statements

Item 9.	Other Events.
1. On July 26, 2001, the registrant issued the press release filed as Exhibit 99.1 hereto.
2. Information relevant to forward-looking statements.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated: July 26, 2001

MILLENNIUM CHEMICALS INC.

By: __________________________
C. William Carmean
Vice President

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued July 26, 2001
99.2	Information relevant to forward-looking statements